UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Soliciting Material Pursuant to Section 240.14a-12

MERCHANTS BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

N/A
_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____________________________
(2)	Aggregate number of securities to which transaction applies: _____________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(a)2: _____________________________
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed: _____________________________


MERCHANTS BANCSHARES, INC.
275 Kennedy Drive
South Burlington, Vermont 05403
(802) 658-3400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 2, 2006

      Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc., ("Merchants") a Delaware corporation, will be held at the Doubletree Hotel Burlington, 1117 Williston Road, South Burlington, Vermont, on Tuesday, May 2, 2006, at 10:00 a.m., E.T. for the following purposes:

1.	To elect three directors of Merchants, each of whom will serve for a three-year term.

2.	To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

      The close of business on March 3, 2006 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Merchants' Bylaws require that the holders of a majority in interest of all stock issued, outstanding and entitled to vote be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

By order of the Board of Directors,

	Raymond C. Pecor, Jr.	Joseph L. Boutin
	Chairman of the	President and
	Board of Directors	Chief Executive Officer

South Burlington, Vermont
March 17, 2006


PROXY STATEMENT

MERCHANTS BANCSHARES, INC.
275 Kennedy Drive
South Burlington, Vermont 05403

ANNUAL MEETING OF SHAREHOLDERS

May 2, 2006

GENERAL INFORMATION

      This Proxy Statement is furnished by the Board of Directors (the "Board") of Merchants in connection with its solicitation of proxies to be used at the annual meeting of shareholders of Merchants, to be held on May 2, 2006, and at any adjournments of the meeting. Merchants' Board of Directors has fixed March 3, 2006, as the record date for determining those shareholders of Merchants entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 3, 2006, will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of Merchants' Common Stock, par value $0.01 per share (the "Common Stock"), on or about March 17, 2006.

      Proxies in the form enclosed are solicited by Merchants' Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder's instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election, as directors, of the nominees named in this Proxy Statement and upon such other business as may properly come before the meeting in the appointed proxies' discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

A proxy may be revoked at any time prior to its exercise -

(i)

by submitting a written notice revoking that proxy, addressed to Lisa Razo, Corporate Secretary of Merchants, at Merchants' principal administrative office at 275 Kennedy Drive, South Burlington, VT 05403, or

(ii) in an open meeting prior to the taking of a vote.

      Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to Merchants' shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

      Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by the directors, officers and other employees of Merchants or of Merchants' principal subsidiary, Merchants Bank. Merchants will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of Merchants' management, mail material to, or otherwise communicate with, the beneficial owners of the shares of the Common Stock held of record by those brokers, custodians, nominees or other fiduciaries.


      Written notice of the results of the voting at the annual meeting or adjournments of the annual meeting will not be mailed to shareholders, but will be available free of charge upon request, in writing, to Lisa Razo, Corporate Secretary of Merchants at Merchants' principal administrative office at 275 Kennedy Drive, South Burlington, VT 05403. Merchants' telephone number is (802) 658-3400.

      As of March 3, 2006, the record date for the annual meeting, there were 6,300,486 shares of Common Stock outstanding, all of which will be entitled to vote at the annual meeting. Fractional shares will not be entitled for a vote, but each full share of Common Stock entitles the holder of that share to one vote on all matters properly brought before the annual meeting. At present, the Common Stock is the only class of Merchants capital stock that is issued and outstanding.

      The following table provides information regarding persons or organizations believed by Merchants to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of March 3, 2006, the record date for the annual meeting.

	Amount and Nature
	of Beneficial	Percent of	Notes of
Name of Beneficial Owner	Ownership (1)	Class	Explanation

General Educational Fund	462,605	7%	(2)

Merchants Bank 401(k) Employee
Stock Ownership Plan	563,870	9%	(3)

Charles A. Davis	418,826	7%	(4)

Notes of Explanation
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, those shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic or voting interest in shares set opposite their respective names.

(2)

Messrs. Joseph L. Boutin and Geoffrey R. Hesslink are trustees of the fund and, as such, may be deemed to beneficially own all shares held by the fund because they share the power to vote and dispose of the shares held by the fund.

(3)

Information has been obtained from a Schedule 13G, filed March 1, 2006 with the Securities and Exchange Commission by Merchants' 401(k) Employee Stock Ownership Plan. While 401(k) Employee Stock Ownership Plan participants have the right to designate how shares allocated to their respective accounts are to be voted, the Plan's trustee, Merchants Trust Company is authorized to vote the shares for which participants make no designation in connection therewith.

(4)

Includes (i) 4,539 shares held in trust for Mr. Davis' two sons; (ii) 6,017 shares held directly by Mr. Davis' two sons; (iii) 118,537 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation; and (iv) 14,664 shares owned by Mr. Davis' spouse.


ELECTION OF DIRECTORS

(Proposal Number 1)

      Merchants' Bylaws stipulate that the business and affairs of Merchants are to be managed by a Board of Directors, which is to consist of not less than nine nor more than twenty-one individuals divided into three classes as nearly equal in size as possible.

At a meeting held on February 16, 2006, Merchants' Board voted unanimously to introduce for adoption at the annual meeting the following resolution:

RESOLVED:

That Joseph L. Boutin, Peter A. Bouyea and Charles A. Davis be re-elected to serve as Class I directors of Merchants Bancshares, Inc., each for a three-year term expiring on the date of the annual meeting of shareholders in 2009, and until their successors are duly elected and qualified in accordance with Merchants' Bylaws.

Nominees for Directors of Merchants

      At the date of this Proxy Statement, the Board consists of eleven members, ten of whom are non-employee directors. The Board is divided into three classes with three-year terms. The terms are staggered so that the term of one class expires at each annual meeting of Merchants' shareholders. A majority of the members of Merchants' Board are independent directors. Merchants' President and Chief Executive Officer is the only director who is an employee of Merchants.

      The following table sets forth the names and addresses of the three nominees for election to the Board, their principal occupations, ages and periods of service as Merchants' directors. Information regarding their ownership of shares of Common Stock as of March 3, 2006, the record date of the annual meeting, may be found at "Security Ownership of Certain Beneficial Owners and Management."

The Class I Nominees have been nominated for a three-year term expiring on the date of Merchants' annual meeting of shareholders in 2009.

			Principal	Director of
Class	Name	Age	Occupation	Merchants Since

I	Joseph L. Boutin	58	President and CEO	1994
			Merchants Bancshares, Inc.
			South Burlington, VT

I	Peter A. Bouyea	58	Retired	1994
			South Burlington, VT

I	Charles A. Davis	56	President and CEO	1985
			MMC Capital, Inc.
			Greenwich, CT


      Joseph L. Boutin has been a director of Merchants since 1994. He was appointed by the Board of Directors as a director of Merchants and Merchants Bank, a wholly-owned subsidiary of Merchants in 1994. He is currently President and Chief Executive Officer of Merchants, and served as a director and as President of Merchants Bank from 1994 through 2005. He was formerly associated with the Howard Bank, a subsidiary of Banknorth Group, Inc., for 25 years and had served as President of the Howard Bank from 1989 until 1994. Mr. Boutin is currently a director of the Vermont Student Assistance Corporation, a trustee of Saint Michael's College, a trustee of Vermont Public Radio and a member and former Chairman of the Communications Council of the American Bankers Association. Mr. Boutin is the only director on the Board who is also an officer of Merchants.

      Peter A. Bouyea has served as a director of Merchants and Merchants Bank since 1994. Mr. Bouyea was formerly a consultant to the baking industry; he is now retired. Prior to that time, he was President of Bouyea-Fassetts, Inc., a wholly-owned indirect subsidiary of Phillip Morris, Inc.

      Charles A. Davis has served as a director of Merchants since 1985. He has been Vice Chairman of Marsh & McLennan Companies, Inc. since 1999, and has served as President and CEO of MMC Capital, Inc. Mr. Davis was previously a senior director and limited partner at Goldman Sachs. Mr. Davis is a director of Media General, Inc. and Progressive Corporation.

      If any nominee(s) is unable to serve as a director, or should decline to serve as a director at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by Merchants' Board of Directors, and would be elected to the same class(es) as the nominee(s) for whom he or she is substituted. Neither Merchants' Bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by Merchants' Board of Directors.

      An affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the annual meeting is necessary for the election of each of the individuals named above. There is no cumulative voting in elections of directors of Merchants. Unless otherwise specified, proxies will be voted in favor of the three nominees described above.

Merchants' Board of Directors recommends that shareholders vote "FOR" the election of each of Joseph L. Boutin, Peter A. Bouyea and Charles A. Davis for a three-year term.


Continuing Directors

      The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting.

				Director of	Term of
				Merchants	Office Will
Class	Name	Age	Principal Occupation	Since	Expire

II	Raymond C. Pecor, Jr.	66	Chairman	1984	2007
			Lake Champlain Transportation
			Company
			Burlington, VT

II	Patrick S. Robins	67	Chairman	1984	2007
			SymQuest Group, Inc.
			South Burlington, VT

II	Jeffrey L. Davis	53	President	1993	2007
			J. L. Davis, Inc.
			Burlington, VT

II	Bruce M. Lisman	59	Sr. Managing Director	2004	2007
			Bear Stearns Companies
			New York, NY

III	Michael G. Furlong	55	Attorney	1991	2008
			Sheehey Furlong & Behm P.C.
			Burlington, VT

III	John A. Kane	53	Chief Financial Officer	2005	2008
			IDX Systems Corporation
			South Burlington, VT

III	Lorilee A. Lawton	58	Owner and President	2003	2008
			Firetech Sprinkler Corporation
			Colchester, VT

III	Robert A. Skiff, Ph.D.	63	Headmaster	1984	2008
			Vermont Commons School
			Burlington, VT

Each of the other directors has been employed during the past five years in his or her respective position.

Directors of Merchants Bank

      All of the above-named directors, except Charles A. Davis, are also directors of Merchants Bank. In addition to the above-named directors, Michael R. Tuttle, Carole A. Ziter and Scott F. Boardman are directors of Merchants Bank.


      Mr. Tuttle, who is 50 years old, was elected as a director of Merchants Bank by Merchants Bank's Board of Directors on January 19, 2006. Mr. Tuttle, formerly Merchants Bank's Chief Operating Officer and Executive Vice President, was appointed President and CEO of Merchants Bank on October 20, 2005, effective January 1, 2006.

      Ms. Ziter, who is 63 years old, is past president of Sweet Energy, a mail order food company, located in Colchester, Vermont. Mr. Boardman, who is 46 years old, is president of Hickok & Boardman, Inc., an insurance agency, located in Burlington, Vermont. Shareholders will not vote on directors of Merchants Bank at the annual meeting.

Other Information about the Board and its Committees

Attendance of Directors

During 2005, five meetings of Merchants' Board of Directors were held. No director other than Charles A. Davis attended less than seventy-five percent of the meetings.

      The 2005 annual meeting was held on April 26, 2005. Directors present were Raymond C. Pecor Jr., Chair, Joseph L. Boutin, Peter A. Bouyea, Michael G. Furlong, John A. Kane, Lorilee A. Lawton, Patrick S. Robins and Robert A. Skiff, Ph.D. Scott F. Boardman and Carole A. Ziter, Directors of Merchants Bank were also present at the 2005 annual meeting. Directors of Merchants and Merchants Bank are encouraged, but not required, to attend annual meetings.

Compensation of Directors

Only directors of Merchants and Merchants Bank who were not officers or employees of Merchants or Merchants Bank received fees for their service as directors in 2005.

      During 2005, directors of Merchants received a $4,000 annual retainer, paid in $1,000 quarterly installments. In addition, directors received an attendance fee of $500 for every meeting attended, unless a Merchants board meeting was held on the same day as a regular meeting of the Merchants Bank Board of Directors, in which case they were paid $250 by Merchants and $500 by Merchants Bank. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held on the same day as a regular meeting of Merchants' Board, in which case the fee for committee meeting attendance was $125. Directors who served as committee chairpersons received $1,000, paid in quarterly installments.

      At the Board's April 21, 2005 meeting, the Board voted unanimously to amend the fee structure previously approved in January 2005. This amendment increased the fees paid for attendance at regular quarterly Audit Committee meetings to $500 per meeting, and set the attendance fee for telephonic meeting participation at $250 per meeting.

      During 2005, all Merchants Bank directors were paid an $8,000 annual retainer, paid in $2,000 quarterly installments, and $500 for each Merchants Bank board meeting attended. The chairperson of Merchants Bank's Board received a $5,000 annual retainer, paid in $1,250 quarterly installments. Directors who served as chairpersons on a committee also received $1,000 paid in quarterly installments. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held simultaneously with a regular meeting of Merchants Bank's Board, in which case the fee for committee meeting attendance was $125.


      In 1997, Merchants' Board of Directors and shareholders voted to adopt the Merchants Bancshares, Inc. 1996 Compensation Plan for Non-Employee Directors. The plan permits non-employee directors of both Merchants and Merchants Bank to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of restricted shares of Merchants' Common Stock. If a participating director elects to have all or a specified percentage of his or her compensation for a given year deferred in shares of Common Stock, that director is credited with a number of shares of Common Stock equal in value to up to 125% of the amount deferred. The additional value represents a "risk premium", which takes into account that director's commitment to the value of Common Stock over the deferral period, as well as the risk of forfeiture under certain circumstances; the risk premium level has been set at 20% since the inception of the plan.

Committees of the Boards of Directors

      Merchants' Board has designated the following committees: an Audit Committee, a Nominating and Governance Committee and a Shareholder Value Committee; the composition and objectives of each committee are described below. The Audit and Shareholder Value Committees also serve as committees to Merchants Bank Board of Directors. Merchants' Board continues to review its committees and the independence and qualifications of its current committee members in light of changes required under the Sarbanes-Oxley Act of 2002 and by the Securities and Exchange Commission and the NASDAQ Stock Market.

      A majority of the members of Merchants' Board have been determined by Merchants' Board of Directors to be independent directors, under applicable NASDAQ rules and regulations. Merchants' President and Chief Executive Officer is the only director who is an officer of Merchants.

Audit Committee

      As described in Merchants' Audit Committee's Charter, a copy of which is available on Merchants' website at www.mbvt.com, the primary function of the Audit Committee, as delegated by Merchants' Board, is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants and its subsidiaries, including Merchants Bank and its subsidiary, Merchants Trust Company. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is charged with assisting in oversight of the integrity of Merchants' financial statements, Merchants' compliance with legal and regulatory requirements, the external auditor's performance, qualifications and independence, and the performance of Merchants' internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors, and management of Merchants and its subsidiaries.

      The Audit Committee currently consists of five members: Lorilee A. Lawton, Chair; Peter A. Bouyea, Jeffrey L. Davis, Robert A. Skiff, Ph.D. and John A. Kane. Carole A. Ziter is a member of the Audit Committee as a director of Merchants Bank. Each member of the Audit Committee is an "independent" director under applicable rules and regulations of the Securities Exchange Commission and NASDAQ. Merchants has not relied on exemptions for Audit Committee independence requirements contained in the Securities and Exchange Act Rule 10(A)(3). The members of the Audit Committee have extensive business and financial experience. They also have a good understanding of financial statements, including Merchants' balance sheet, income statement, cash flow statement and its quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures.

Merchants' Board determined that Mr. Kane qualifies as an audit committee "financial expert" under applicable rules and regulations of the Securities and Exchange Commission.


      Merchants' Audit Committee meets with Merchants' external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The committee held six meetings in fiscal year 2005. It reviews and approves annual external auditor engagement plans, scopes and fees. It also approves all fees and terms related to the annual independent audit and subsequent variations thereof, as well as all permissible non-audit engagements of the external auditors; 100% of non-audit services were approved by Merchants' Audit Committee in 2005 and in 2004. Merchants' Audit Committee pre-approves all audit and permissible non-audit services to be performed for Merchants by the external auditors, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(a)(i)(1)(B) of the Securities Exchange Act of 1934.

Nominating and Governance Committee

      As described in Merchants' Nominating and Governance Committee's Charter, which is available on Merchants' website at www.mbvt.com, the committee is responsible for reviewing and making recommendations regarding the compensation of Merchants' directors and executive officers, including salaries, bonuses, benefit plans, commissions, the grant of options and other forms of, or matters relating to, executive compensation. Merchants' Nominating and Governance Committee is also responsible for nominating board members for membership on board committees and ensuring effective recruiting of board members, as well as establishing and monitoring corporate governance guidelines, a copy of which is available on Merchants' website at www.mbvt.com.

      The committee will consider director candidates recommended by shareholders. Any submissions for director candidates may be submitted to the Chair of Merchants' Nominating and Governance Committee, and sent to Merchants' Corporate Secretary, Lisa Razo at 275 Kennedy Drive, South Burlington, VT 05403. These submissions will be considered on the basis of the same consideration applied to internally-nominated candidates.

      The committee's goal is to assemble a Board that brings a variety of perspectives and skills derived from business and professional experience to Merchants. Each Board member should have the necessary qualifications, professional background and core competencies to discharge his or her duties, as well as the ability to add something unique and valuable to the board as a whole. Each director should be able to donate sufficient time to his or her duties. Each should possess certain core competencies, including:

*	Accounting or finance background;
*	Business or management experience;
*	Industry knowledge;
*	Customer based experience or perspective;
*	Crisis response experience;
*	Leadership;
*	Strategic planning experience;
*	Knowledge of the fundamentals of credit; and
*	Risk management experience.

      The committee keeps an active list of potential candidates for the Board, which is reviewed and updated periodically. Merchants' Board seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties on Merchants' Board prior to the departure of retiring directors.


      Merchants' Nominating and Governance Committee currently consists of four independent directors, Peter A. Bouyea, Chair; Jeffrey L. Davis, Bruce M. Lisman and Robert A. Skiff, Ph.D. No member of the committee is an employee of Merchants or any of its subsidiaries. During 2005, four meetings of Merchants' Nominating and Governance Committee were held.

Shareholder Value Committee

      The function of Merchants' Shareholder Value Committee is to consider and make recommendations to Merchants' Board on proposals that affect the value of shareholders' investment in Merchants' Common Stock.

      Merchants' Shareholder Value Committee currently consists of the following individuals: Raymond C. Pecor, Jr., Chair; Peter A. Bouyea, Charles A. Davis, Michael G. Furlong and Joseph L. Boutin. The Committee did not meet separately in 2005, as the entire Board considered the subject matter within the scope of the committee's responsibilities during the Board's meetings.

Ethics and Corporate Governance

      Merchants and its subsidiary companies are governed in accordance with their respective charters and bylaws and the laws of Delaware and Vermont. The Board of Directors is ultimately responsible to the shareholders of Merchants for the well-being of the enterprise. The directors have a fiduciary responsibility to act in good faith.

      All directors who are not employees of Merchants or Merchants Bank meet in executive session at least quarterly. All independent directors meet in executive session at least twice a year. Merchants' independent directors met two times during 2005 in executive sessions without members of management present.

      In 2005 Merchants' Audit Committee and Nominating and Governance Committee each conducted executive sessions without members of management present. Each of those committees will conduct executive sessions at least twice during 2006. Under their charters, these committees are authorized to retain and consult with external advisors, consultants and counsel.

      Merchants has adopted its Comprehensive Codes of Ethics for senior officers and senior financial officers; in addition Merchants has adopted a Code of Ethics for all employees and directors. In February 2004, Merchants also established a confidential telephone and Internet hotline system for anonymous reporting of complaints and concerns regarding financial reporting. This system may be accessed by calling 1-866-850-1442 or going to www.ethicspoint.com. These codes are available on Merchants' website at www.mbvt.com.

      Merchants' Board of Directors provides a process for its shareholders to send communications to the Board of Directors, which is described in a document entitled "Principles of Governance," which can be found on Merchants' website at www.mbvt.com.

Disclosure and Certification

      Merchants practices full and timely public disclosure of material information. Merchants uses Generally Accepted Accounting Principles (GAAP) as the primary method for reporting results in its quarterly earnings releases and in its financial statements.


      In order to provide additional transparency with respect to Merchants, detailed quarterly and annual financial information is available on Merchants' website at www.mbvt.com. Merchants' Chief Executive Officer and Chief Financial Officer certify all quarterly and annual financial reports filed with the Securities and Exchange Commission.

Compensation of Principal Officers

      The following table sets forth aggregate compensation paid by Merchants Bank over the past three calendar years to the most highly compensated principal officers of Merchants and Merchants Bank whose salary and bonus for 2005 exceeded $100,000 ("Named Principal Officers").

Summary Compensation Table

				Long-Term Compensation

				Awards	Payouts

	Annual Compensation			Securities		All
Name and Principal				Underlying	LTIP	Other
Position	Year	Salary	Bonus	Options	Payouts	Compensation (2)

Joseph L. Boutin	2005	$199,992	$19,999 (1)	0	0	$18,450
President, CEO and Director	2004	$199,992	$44,867	0	0	$18,000
of Merchants	2003	$199,992	$ --	0	0	$18,000

Michael R. Tuttle	2005	$165,006	$16,501 (1)	0	0	$17,108
President, CEO and Director of	2004	$157,853	$28,252	0	0	$14,207
Merchants Bank	2003	$152,006	$ --	0	0	$16,159

Geoffrey R. Hesslink (3)	2005	$ 63,607	$93,551	0	0	$14,710
Senior Vice President of	2004	$ 66,515	$75,269	0	0	$11,452
Merchants Bank	2003	$ 63,003	$54,418	0	0	$10,909

Thomas R. Havers	2005	$132,018	$13,202 (1)	0	0	$13,889
Senior Vice President of	2004	$124,632	$22,304	0	0	$11,217
Merchants Bank	2003	$120,016	$ --	0	0	$12,854

Thomas S. Leavitt	2005	$132,018	$13,202 (1)	0	0	$14,265
Senior Vice President of	2004	$124,632	$22,304	0	0	$11,736
Merchants Bank	2003	$120,016	$ 5,770	0	0	$13,103

Janet P. Spitler	2005	$132,018	$13,202 (1)	0	0	$13,805
Chief Financial Officer and	2004	$123,151	$21,375	0	0	$11,084
Treasurer of Merchants and	2003	$115,003	$ --	0	0	$12,313
Merchants Bank

Notes of Explanation:
(1)	Bonuses applicable to 2005 performance were determined and paid in 2006.
(2)	Represents contributions made by Merchants Bank on behalf of the Named Principal Officer to the Merchants Bank 401(k) Plan.

(footnotes continued on following page)


(3)

Mr. Hesslink was appointed Senior Vice President and Senior Lender of Merchants Bank by Merchants Bank's Board of Directors on November 17, 2005, effective January 1, 2006. The above compensation for Mr. Hesslink was paid for his service to Merchants Bank as a Vice President and Corporate Banking Officer. Mr. Hesslink's bonus amounts for 2003 to 2005 were determined based on the profitability of customer relationships he managed. Starting in 2006, Mr. Hesslink's bonus amount will be determined based on the achievement of defined corporate objectives.

___________________

Option Grants in Last Fiscal Year

There were no stock options granted to the Named Principal Officers in 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      Merchants has granted stock options to certain key employees. The options are exercisable immediately after the two-year vesting period. Nonqualified stock options may be granted at any price determined by the Merchants' Nominating and Governance Committee of Merchants' Board of Directors. All stock options have been granted at or above fair market value at the date of grant. The fair value of each option grant was estimated on the grant date using the Black-Scholes option-pricing model. No options have been granted since August 2001.

      The following table shows stock option exercises by the Named Principal Officers, including the aggregate value realized upon exercise. "Value realized upon exercise" represents the excess of the closing price of Common Stock over the exercise price on the date of exercise. In addition, this table includes the number of shares remaining unexercised underlying both "exercisable" (i.e. vested) and "unexercisable" (i.e. unvested) stock options as of December 31, 2005. Also reported are the values of "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the 2005 year-end price of Common Stock of $24.04 per share.

			Number of Securities
			Underlying		Value of Unexercised
	Shares		Unexercised Options		In-The-Money Options
	Acquired		At Fiscal Year End		At Fiscal Year End
	On	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph L. Boutin	75,452	$711,780	27,264	0	$176,290	$0
Michael R. Tuttle	-	-	68,277	0	$457,147	$0
Thomas R. Havers	-	-	39,555	0	$231,728	$0
Thomas S. Leavitt	-	-	32,739	0	$173,520	$0
Janet P. Spitler	-	-	21,959	0	$115,677	$0
Geoffrey R. Hesslink	-	-	0	0	$ 0	$0


Retirement Benefits

Pension Plan Table
Estimated Annual Retirement Benefit for Specified Years of Credited Service

Annual Compensation	20	30	40

$ 50,000	$15,456	$23,184	$25,684
$ 75,000	$25,336	$38,004	$41,754
$100,000	$35,336	$53,004	$58,004
$125,000	$45,336	$68,004	$74,254
$150,000	$55,336	$83,004	$90,504
$175,000	$55,336	$83,004	$90,504
$200,000	$55,336	$83,004	$90,504
$225,000	$55,336	$83,004	$90,504
$250,000	$55,336	$83,004	$90,504
$275,000	$55,336	$83,004	$90,504
$300,000	$55,336	$83,004	$90,504
$325,000	$55,336	$83,004	$90,504

      The above table shows the estimated annual retirement benefits payable upon retirement to persons at specified levels of compensation and years of credited service classification. The assumptions are that these persons retire at age 65 during 2005, that they elect a straight life annuity form of payment; and that each person's final average compensation is equal to his or her annual compensation, e.g., if annual compensation exceeds $150,000, the final average compensation has been set equal to $150,000. Prior to January 1995 Merchants maintained a noncontributory defined benefit plan covering all eligible employees. During 1995 the plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will be accrued. The retirement benefits listed in the table take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994, and assumes an employee earned the annual compensation listed on the table for the calendar year 1994. The maximum annual benefit limitations as set forth in the plan and under Section 415 of the Internal Revenue Code have also been accounted for in the table.

      Mr. Havers is entitled to a benefit under the plan. For purposes of this table, Mr. Havers has 25 years of benefit service with Merchants. Due to the frozen status of the plan, no further years of service will accrue. The annual retirement benefit for Mr. Havers under the plan is approximately $28 thousand. In addition Mr. Tuttle and Ms. Spitler are each entitled to annual retirement benefits under the Plan of approximately $4 thousand and $2 thousand, respectively.


Executive Officers

The names and ages of Merchants' and/or Merchants Bank's executive officers and each executive officer's position are listed below.

		Positions and Officers with Merchants
Name	Age	and/or Merchants Bank

Joseph L. Boutin	58	President and Chief Executive Officer of Merchants
Michael R. Tuttle	50	President and Chief Executive Officer of Merchants Bank
Thomas R. Havers	56	Senior Vice President of Merchants Bank, Operating and
		Administrative Division Manager
Thomas S. Leavitt	47	Senior Vice President of Merchants Bank, Senior Retail
		Banking Officer
Janet P. Spitler	46	Treasurer and Chief Financial Officer of Merchants and
		Merchants Bank
Zoe P. Erdman	49	Senior Vice President of Merchants Bank, Credit Division
		Manager
Geoffrey R. Hesslink	41	Senior Vice President of Merchants Bank, Senior Lender

      All executive officers, except Messrs. Tuttle and Hesslink, have been employed during the past five years in his or her respective position. Prior to his appointment as President and CEO of Merchants Bank, effective January 1, 2006, Mr. Tuttle served as Merchants Bank's Executive Vice President and Chief Operating Officer since 1997. Prior to his appointment as Senior Vice President and Senior Lender, effective January 1, 2006, Mr. Hesslink served as Vice President and Corporate Banking Officer of Merchants Bank since 1996.

Report of the Nominating and Governance Committee

      The Nominating and Governance Committee represents both Merchants and Merchants Bank and consists of four independent directors who are not officers or employees of Merchants or Merchants Bank: Peter A. Bouyea, Chair; Jeffrey L. Davis, Bruce M. Lisman and Robert A. Skiff, Ph.D.

      The Nominating and Governance Committee's primary responsibilities are to provide independent review and oversight and promote corporate accountability for executive compensation; to adopt performance and base compensation policies for executive management and to review and approve incentive plans for executive officers. The Nominating and Governance Committee is also responsible for establishing and monitoring corporate governance guidelines, nominating board members for membership on board committees and ensuring effective recruiting of board members.

      Decisions regarding compensation for executive officers generally are approved by Merchants' Board of Directors based on recommendations from the Nominating and Governance Committee. Pursuant to rules of the Securities and Exchange Commission, set forth below is a report prepared by the Nominating and Governance Committee addressing Merchants' compensation policies for 2005 as they affected Mr. Boutin and the other Named Executive Officers.

      Compensation Policies Toward Executive Officers. Merchants' compensation program for executive officers consists primarily of two elements, base salary and specific bonuses based on the achievement of defined corporate objectives. The Nominating and Governance Committee's executive compensation policies are, and will be further designed to, provide competitive levels of compensation that integrate pay with Merchants' annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist Merchants in attracting and retaining qualified


executives. Levels of executive compensation are set at levels that the Nominating and Governance Committee believes to be consistent with Merchants' peers.

      The Nominating and Governance Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests in the enhancement of shareholder value. Thus, the committee has, and will further incorporate, these elements in designing the compensation packages of the Named Principal Officers.

      Relationship of Performance Under Compensation Plans. The Nominating and Governance Committee administers Merchants' compensation policy with respect to executive officers. The two key elements of this policy are base salary and the annual bonus plan.

      Each Named Principal Officer's annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above-average corporate performance. Base salary is keyed to the median of a peer group of regional commercial banks as established from time to time by the Nominating and Governance Committee.

      In addition to base compensation, Merchants has a bonus plan to reward executive officers for accomplishing certain corporate objectives set annually by the Nominating and Governance Committee. Bonuses for 2005 performance were paid in 2006. See "Summary Compensation Table."

      Long Term Incentive/Stock Option Plan (the "Plan"). The Plan permits the Nominating and Governance Committee to grant stock options to key personnel each year. The exercise price of the options will be determined annually by Merchants' Nominating and Governance Committee. All options granted by Merchants have been at or above, fair market value at the date of the grant.

      CEO Compensation. Mr. Boutin's base annual salary was $200 thousand from October 1994 through the end of 2005. Effective January 1, 2006 Mr. Boutin resigned as President & CEO of Merchants Bank, while retaining his office of President & CEO of Merchants. Michael R. Tuttle, the former Executive Vice President and Chief Operating Officer of Merchants Bank, was appointed by Merchants Bank's Board of Directors as President and CEO of Merchants Bank. Pursuant to this transition, Mr. Boutin's annual base salary has been reduced to $100 thousand, and Mr. Tuttle's annual base salary has been increased to $190 thousand.

      The relative difference between CEO compensation and the compensation of Merchants' other executive officers has decreased over the last ten years as CEO compensation has remained unchanged, while other senior officers have received increases in compensation. The CEO base compensation for 2005 was 1.21 times the compensation of the next highest paid executive officer.

      Employment Agreements. Named Principal Officers have entered into employment agreements with Merchants. These agreements specify the terms of employment and are discussed below, under the section entitled, "Employment Agreements."

Submitted by the Nominating and Governance Committee
Peter A. Bouyea, Chair
Jeffrey L. Davis
Bruce M. Lisman
Robert A. Skiff, Ph.D.


Employment Agreements

      Mr. Boutin has entered into an employment agreement with Merchants that expires December 31, 2012. The contract is renewable for successive one-year terms, unless Merchants notifies Mr. Boutin that his employment will terminate on December 31, 2012. Each of the other Named Principal Officers has entered into employment agreements with Merchants Bank with terms expiring on December 31, 2007. The contracts are renewable thereafter for successive one-year terms unless Merchants Bank notifies the Named Principal Officer that his or her employment will terminate on December 31, 2007. The employment agreements contain standard terms and conditions typically found in employment agreements for comparable executives, including those terms discussed in this paragraph. If a Named Principal Officer is terminated without "just cause" (as defined in these agreements) or the Named Principal Officer resigns for "good reason" (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, Merchants Bank (or Merchants in the case of Mr. Boutin) has agreed to pay in one lump sum, that Named Principal Officer's salary for one year from the date of termination. Named Principal Officers are also eligible under the terms of the employment agreements to receive bonuses based upon the achievement of certain corporate objectives.

Related Party Transactions

      As described below under "Nominating and Governance Committee Interlocks and Insider Participation," Merchants engages in banking transactions with Merchants' directors and officers, and with their immediate family members and associates.

      Merchants obtained legal services during 2005, and anticipates obtaining legal services during 2006, from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Fees paid to Mr. Furlong's firm by Merchants for services and expenses in 2005 aggregated $40 thousand. Mr. Furlong is a member of Merchants' Board of Directors and is the Chairman of Merchants Bank's Board of Directors.

      During 2005, Merchants purchased computer equipment and project management services, on a competitive basis, from SymQuest Group, Inc. at a purchase price of $75 thousand. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of Merchants' Board of Directors and Merchants Bank's Board of Directors.

      Merchants obtained insurance during 2005 through an insurance agency (the "Agency") of which Scott F. Boardman, a director of Merchants Bank, is president. In 2005, premiums paid to the Agency totaled $386 thousand. Merchants anticipates obtaining insurance during 2006 through the Agency.

      In the opinion of Merchants' management, the terms of the foregoing transactions were no less favorable to Merchants than those it could have obtained from an unrelated party providing comparable premises or services.

Nominating and Governance Committee Interlocks and Insider Participation

      Certain directors and executive officers of Merchants and Merchants Bank, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2005 were, also customers of Merchants Bank in the ordinary course of business. Such persons had loans outstanding during 2005, including loans of $60,000 or more, and it is anticipated that such persons and their associates will continue to be customers of and indebted to Merchants Bank in


the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank's Board of Directors. At December 31, 2005, such loans amounted to approximately $3.42 million (5.16% of total stockholders' equity). None of these loans to directors, executive officers, or their associates are nonperforming.

Performance Graph

      A comparison of five-year cumulative total return to Merchants shareholders to a peer group of bank holding companies selected by Merchants, and to the NASDAQ market index is indicated below. Data is shown both in tabular format and in the following graph. The peer group of bank holding companies consists of the following: Arrow Financial Corporation (AROW); Chittenden Corporation (CHZ); Independent Bank Corp. (INDB); Tompkins Trustco, Inc (TMP); Camden National Corp (CAC) and CNB Financial Corporation (CCNE).

COMPARE FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG MERCHANTS BANCSHARES, INC.
NASDAQ MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2001
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2005

	Fiscal Year Ending

Company	2000	2001	2002	2003	2004	2005

Merchants Bancshares, Inc.	$100.00	$155.14	$151.38	$213.02	$244.95	$211.35
Peer Group Index	$100.00	$136.22	$146.04	$187.45	$215.67	$202.32
Russell 2000 Index	$100.00	$101.02	$ 79.22	$115.16	$135.31	$139.81
NASDAQ Bank Index	$100.00	$109.09	$111.02	$142.25	$157.60	$155.38


Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding the ownership of Common Stock as of March 3, 2006, the record date for the annual meeting, by each of Merchants directors and executive officers, including the Named Principal Officers and Merchants directors and executive officers as a group.

		Amount and Nature of
Name		Beneficial Ownership (1)		Percent of Class

Scott F. Boardman	(c)	3,058	(2)(5)	*
Joseph L. Boutin	(b)(d)(e)	607,497	(3)	10%
Peter A. Bouyea	(a)	77,260	(5)	1%
Charles A. Davis	(b)	418,826	(4)	7%
Jeffrey L. Davis	(a)	27,777	(5)(9)	*
Zoe P. Erdman	(f)	18,754	(10)	*
Michael G. Furlong	(a)	6,946	(5)	*
Thomas R. Havers	(d)(f)	88,289	(6)	1%
Geoffrey R. Hesslink	(d)(f)	473,641	(13)	8%
John A. Kane	(a)	50	(5)	*
Lorilee A. Lawton	(a)	7,980	(5)	*
Thomas S. Leavitt	(d)(f)	47,935	(11)	1%
Bruce M. Lisman	(a)	4,000	(5)	*
Raymond C. Pecor, Jr.	(a)	234,547	(5)(12)	4%
Patrick S. Robins	(a)	53,922	(5)	1%
Robert A. Skiff, Ph.D.	(a)	3,221	(5)	*
Janet P. Spitler	(d)(e)(f)	348,551	(7)	6%
Michael R. Tuttle	(c)(d)(f)	75,602	(8)	1%
Carole A. Ziter	(c)	915	(5)	*

Directors and Executive
Officers as a Group		2,036,165	(14)	32%

*	Shareholdings represent less than 1.0% of class
(a)	Designates Director of Merchants and Merchants Bank
(b)	Designates Director of Merchants only
(c)	Designates Director of Merchants Bank only, shares included in the table for completeness
(d)	Designates Named Principal Officer
(e)	Designates Executive Officer of Merchants
(f)	Designates Executive Officer of Merchants Bank

NOTES:
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose or to direct the disposition of, those shares.

(2)	Includes 3,047 shares owned by Mr. Boardman's spouse.
(3)

Includes 462,605 shares held by the General Educational Fund, Inc., of which Mr. Boutin is a trustee. As a trustee of the fund, Mr. Boutin may be deemed to beneficially own all shares held by the fund because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 19,774 shares that Mr. Boutin may acquire pursuant to the exercise of certain vested

(footnotes continued on following page)


stock options. Additionally includes 14,700 shares held by Mr. Boutin as trustee of the Boutin Family Foundation, Inc.
(4)

Includes 4,539 shares held in trust for Mr. C. Davis' two sons, 6,017 shares held directly by Mr. C. Davis' two sons; 118,537 shares held by Mr. C. Davis as trustee of the Charles and Marna Davis Foundation and 14,664 shares owned by Mr. C. Davis' spouse.

(5)

Does not include shares, which Messrs. Boardman, Bouyea, J. Davis, Furlong, Kane, Lisman, Pecor, Robins, Dr. Skiff; and Mmes. Lawton and Ziter have the right to receive on a deferred basis. See Note 7.

(6)

Does not include shares that Mr. Havers has the right to receive on a deferred basis. These shares will be issued to Mr. Havers pursuant to agreements made by Merchants in connection with the termination of Merchants Bank's Executive Salary Continuation Plan in December 1995. See Note 7 with respect to the voting of these shares. Includes 39,555 shares that Mr. Havers may acquire pursuant to the exercise of certain vested stock options. Additionally, includes 8,559 shares held by Mr. Havers as trustee of the Havers Family Foundation.

(7)

Includes 317,121 shares held in various trusts related to Merchants' former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995; and Merchants' and Merchants Bank's current Deferred Compensation Plans for Directors. Ms. Spitler has the power to vote these shares on behalf of Merchants and Merchants Bank. Also includes 21,959 shares that Ms. Spitler may acquire pursuant to the exercise of certain vested stock options.

(8)	Also includes 42,923 shares that Mr. Tuttle may acquire pursuant to the exercise of certain vested stock options.
(9)	Includes 5,512 shares held in trust for Mr. J. Davis' minor children, 457 shares held directly by Mr. J. Davis' minor children and 1,260 shares held directly by Mr. J. Davis' spouse.
(10)	Includes 14,429 shares, which Ms. Erdman may acquire pursuant to the exercise of certain vested stock options.
(11)	Includes 32,739 shares that Mr. Leavitt may acquire pursuant to the exercise of certain vested stock options.
(12)	Includes 15,000 shares held in the Pecor Family Foundation, and 19,500 shares held by Mr. Pecor's spouse.
(13)

Includes 462,605 shares held by the General Educational Fund, Inc., of which Mr. Hesslink is a trustee. As a trustee of the fund, Mr. Hesslink may be deemed to beneficially own all of the fund's shares because he has the power to vote and dispose of the shares with the other trustees of the fund.

(14)

Includes 462,605 shares held by the General Educational Fund, Inc., of which Messrs. Boutin and Hesslink are trustees. See footnotes 3 and 13 above. Includes 317,121 shares held in various trusts related to Merchants' former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995; and Merchants' and Merchants Bank's current Deferred Compensation Plans for Directors. See footnote 7 above. Also includes 171,379 shares, which executive officers may acquire pursuant to the exercise of certain vested stock options.

___________________

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Merchants executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Form 4) with respect to Common Stock with the Securities and Exchange Commission. Executive officers, directors and 10% shareholders are required to furnish Merchants with copies of all Section 16(a) forms they file. Based


upon a review of the 2005 Section 16(a) filings for Merchants' directors, a Form 5 report for Patrick S. Robins was filed two weeks late with respect to gifts of shares to two non-profit organizations. This late filing was due to an administrative oversight.

Relationship with Independent Public Accountants

      Merchants' Audit Committee has selected the firm of KPMG LLP independent public accountants as Merchants' auditors for 2005. Merchants has been advised by KPMG LLP that neither it nor any of its members or associates has any relationship with Merchants or Merchants Bank, other than as independent auditors.

      Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

Report of the Audit Committee

The Audit Committee has reviewed and discussed Merchants' audited financial statements for the fiscal year ended December 31, 2005, with Merchants' management.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU [SECTION]380).

      The Audit Committee has received the written disclosures and the letter required from KPMG LLP by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed their independence with KPMG LLP.

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Merchants' annual consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 and fees billed for other services provided by KPMG LLP during 2005 and 2004. Merchants' Audit Committee has approved 100% of the fees for professional audit services billed by KPMG LLP for the fiscal years ended December 31, 2005 and 2004.

		2005	2004

	Audit fees (1)	$233,500	$268,500
	Audit related fees (2)	5,500	5,500

	Audit and audit related fees	$239,000	$274,000
	Tax fees (3)	51,500	36,050

	Total fees	$290,500	$310,050

___________________
(1)	Includes $65,000 and $110,000 for implementation, testing and audit of Merchants' Sarbanes-Oxley Section 404 compliance for 2005 and 2004, respectively.
(2)

Audit related fees consisted of fees for an audit of Merchants' collateral maintenance levels as required by the Federal Home Loan Bank of Boston and the issuance of an attestation report related to Merchants' compliance with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers.

(3)	Tax fees consisted of fees for tax preparation, consultation and compliance services.


KPMG LLP did not render any professional services to Merchants in connection with the design or implementation of financial information systems during the year ended December 31, 2005.

The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP's independence.

      Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to Merchants' board that the audited financial statements be included in Merchants' Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Lorilee A. Lawton, Chair
Peter A. Bouyea
Jeffrey L. Davis
John A. Kane
Robert A. Skiff, Ph.D.

Other Matters

      Merchants knows of no additional matters which are likely to be presented for action at the annual meeting other than the proposal specifically set forth in the Notice and referred to in this Proxy Statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2007 Annual Meeting

      Shareholders who desire to submit proposals for the consideration of Merchants shareholders at its annual meeting of shareholders in 2007, scheduled to be held on or about Tuesday, April 24, 2007, will be required, pursuant to Securities and Exchange Commission rules, to deliver any proposal to Merchants on or prior to November 17, 2006. All submissions received after this date shall be considered untimely. Please forward any shareholder proposals to the Corporate Secretary of Merchants at the address indicated below.

Annual Report

      A copy of Merchants' Annual Report on Form 10-K for the year ended December 31, 2005 (the "Annual Report"), which includes audited financial statements, has been mailed to all shareholders with this Proxy Statement and has been filed with the Securities and Exchange Commission. The Annual Report is not to be regarded as proxy soliciting material. Additional copies of the Annual Report may be obtained by shareholders without charge on written request to the Corporate Secretary of Merchants, Lisa Razo at 275 Kennedy Drive, South Burlington, VT 05403. The Annual Report may also be obtained from Merchants' webpage at www.mbvt.com.

Annual Disclosure Statement

Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting


the person indicated below. The Annual Disclosure Statement presents Merchants Bank's financial condition and results of operations for the fiscal years ended 2004 and 2005.

Merchants Bank
Andrew T. Kloeckner, AVP & Compliance Officer
275 Kennedy Drive
South Burlington, VT 05403
Telephone (802) 658-3400

By Order of the Board of Directors,

Lisa Razo
Corporate Secretary
Merchants Bancshares, Inc.
275 Kennedy Drive
South Burlington, VT 05403


ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

May 2, 2006
10:00 a.m. E.T.
Doubletree Hotel Burlington
1117 Williston Road
South Burlington, VT 05403

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES O Joseph L. Boutin O Peter A. Bouyea O Charles A. Davis	2. To transact any other business which may properly come before the meeting or any adjournment thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________________ Date: _____	Signature of Shareholder ____________________ Date: _____

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


MERCHANTS BANCSHARES, INC.
Proxy Solicited by the Board of Directors for
Annual Meeting of Shareholders on May 2, 2006

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 2, 2006 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475


ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-K

May 2, 2006
10:00 a.m. E.T.
Doubletree Hotel Burlington
1117 Williston Road
South Burlington, VT 05403

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES O Joseph L. Boutin O Peter A. Bouyea O Charles A. Davis	2. To transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________________ Date: _____	Signature of Shareholder ____________________ Date: _____

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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MERCHANTS BANCSHARES, INC.
Proxy Solicited by the Board of Directors for
Annual Meeting of Shareholders on May 2, 2006

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 2, 2006 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475

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